FAIR VALUE ESTIMATION	12 Months Ended
Dec. 31, 2023
Fair Value Measurement [Abstract]
FAIR VALUE ESTIMATION	FAIR VALUE ESTIMATION
Fair value measurement

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, regardless of whether that price is directly observable or estimated using another valuation technique. In estimating the fair value of an asset or a liability, the Company takes into account the characteristics of the asset or liability if market participants would take those characteristics into account when pricing the asset or liability at the measurement date. Fair value for measurement and/or disclosure purposes in these consolidated financial statements is determined on this basis, unless otherwise noted.

Inputs to fair value measurement techniques are disaggregated into three hierarchical levels, which are based on the degree to which inputs to fair value measurement techniques are observable by market participants:

•Level 1 - Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

•Level 2 - Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the asset’s or liability’s anticipated life.

•Level 3 - Inputs are unobservable and reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs in determining the estimate.

Fair value measurements are adopted by the Company to calculate the carrying amounts of various assets and liabilities.

Acquisition costs, other than those related to financial instruments classified as FVTPL which are expensed as incurred, are capitalized to the carrying amount of the instrument and amortized using the effective interest method.
The following table provides information about assets and liabilities measured at fair value on the balance sheet and categorized by level according to the significance of the inputs used in making the measurements:

	December 31, 2023			December 31, 2022
(in thousands of U.S. dollars)	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
Assets
Rental properties (Note 6)	$—	$—	$12,190,792	$—	$—	$11,445,659
Canadian development properties (Note 9)	—	—	169,763	—	—	136,413
Investments in U.S. residential developments (Note 10) (1)	—	—	140,792	—	—	130,270
Derivative financial instruments (Note 21)	—	7,380	—	—	10,358	—
	$—	$7,380	$12,501,347	$—	$10,358	$11,712,342
Liabilities
Derivative financial instruments (Note 21)	$—	$53,788	$—	$—	$51,158	$—
Limited partners' interests in single-family rental business (Note 26)	—	—	2,300,294	—	—	1,696,872
	$—	$53,788	$2,300,294	$—	$51,158	$1,696,872
(1) Excludes the Company's interest in THPAS Development JV-2 LLC, which is measured at cost under the equity method (Note 10).

There have been no transfers between levels for the year ended December 31, 2023.

Cash, restricted cash, amounts receivable, amounts payable and accrued liabilities, lease liabilities (included in other liabilities), resident security deposits and dividends payable are measured at amortized cost, which approximates fair value because they are short-term in nature.